UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 17, 2026

BEELINE HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Nevada	001-38182	20-3937596
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

188 Valley Street, Suite 225

Providence, RI 02909

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (888) 810-5760

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.0001 par value	BLNE	The Nasdaq Stock Market LLC
(Title of Each Class)	(Trading Symbol)	(Name of Each Exchange on Which Registered)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (CFR §230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (CFR §240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 17, 2026, the 2026 Annual Meeting of Stockholders (the “2026 Annual Meeting”) of Beeline Holdings, Inc. (the “Company”) was held. At the 2026 Annual Meeting, the Company’s stockholders voted on (i) the election of five members of the Company’s Board of Directors (Proposal 1); (ii) the ratification of the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026 (Proposal 2); (iii) the approval of potential future amendments or modifications to the provisions of the Company’s Equity Line of Credit, or ELOC, which the Company and the Purchaser thereunder may adopt, including amendments or modifications to the pricing per share thereunder, other than the maximum total dollar amount of sales thereunder which shall remain $20 million (Proposal 3), and (iv) the approval of an adjournment of the 2026 Annual Meeting to a later date or time, if necessary, to permit further solicitation and vote of proxies if there are not sufficient votes at the time of the Annual Meeting to approve any of the proposals presented for a vote at the 2026 Annual Meeting (Proposal 4), all as described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 29, 2026.

Set forth below are the voting results on each matter submitted to the stockholders at the 2026 Annual Meeting.

Proposal 1. The Company’s stockholders voted to elect the following five individuals as directors:

Nominee	Votes For	Abstentions	Broker Non-Votes
Nicholas R. Liuzza, Jr.	8,909,402	93,501	10,053,082
Joseph Caltabiano	8,680,309	322,594	10,053,082
Joseph Freedman	8,814,354	188,549	10,053,082
Francis Knuettel, II	8,912,133	90,770	10,053,082
Stephen Romano	8,906,955	95,948	10,053,082

Proposal 2. The Company’s stockholders voted to ratify the selection of Salberg & Company, P.A. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

Votes For	Votes Against	Abstentions
18,607,619	440,140	8,226

Proposal 3. The Company’s stockholders voted to approve potential future amendments or modifications to the provisions of the Company’s Equity Line of Credit, or ELOC, which the Company and the Purchaser thereunder may adopt, including amendments or modifications to the pricing per share thereunder, other than the maximum total dollar amount of sales thereunder which shall remain $20 million.

Votes For	Votes Against	Abstentions
8,526,214	470,058	6,631

As there were sufficient votes to approve Proposals 1 through 3, Proposal 4 was moot.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 2026

BEELINE HOLDINGS, INC.

By:	/s/ Nicholas R. Liuzza, Jr.
Nicholas R. Liuzza, Jr.
Chief Executive Officer